UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): SEPTEMBER 1, 2005



                            VALERO ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                        001-13175                      74-1828067
(State or Other               (Commission File Number)           (IRS Employer
   Jurisdiction                                                 Identification
of Incorporation)                                                   Number)

           ONE VALERO WAY, SAN ANTONIO, TEXAS                    78249
        (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (210) 345-2000


         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On September 1, 2005, Valero Energy Corporation, a Delaware corporation ("Valero"), completed the acquisition of Premcor Inc., a Delaware corporation ("Premcor"), pursuant to the terms of the previously reported Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 24, 2005, by and between Valero and Premcor.

         Effective at 9:00 a.m. Eastern Standard Time on September 1, 2005, Premcor merged (the "Merger") with and into Valero, with Valero surviving the merger. Upon consummation of the Merger on September 1, 2005, among other things, each share of common stock, par value $0.01 per share, of Premcor, was converted into the right to receive cash, Valero common stock, par value $0.01 per share, or a combination of cash and Valero common stock, subject to proration. As previously announced, the deadline for a stockholder to make an election of the type of consideration to be received per share in the Merger was Monday, August 29, 2005 at 5:00 p.m. Eastern Standard Time. The elections are subject to proration as described in more detail on pages 41-45 of the proxy statement/prospectus, dated July 13, 2005, which was first mailed to Premcor stockholders on or about July 15, 2005. Each share of Premcor common stock for which no effective election was made was converted into the right to receive $72.76 in cash.

         A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Form 8-K, and a copy of the press release announcing the final results of the merger consideration election and the amount of consideration to be paid to former Premcor stockholders is filed as Exhibit
99.2 to this Form 8-K.

         Valero's Registration Statement on Form S-4 (Registration No. 333-125082), which was declared effective by the Securities and Exchange Commission on July 13, 2005, and which is hereby incorporated by reference herein, sets forth certain information regarding the Merger, Valero and Premcor, including, but not limited to, the manner of the Merger, a description of the assets involved, the nature of the consideration paid by Valero therefor, the method used for determining the amount of such consideration, the nature of any material relationships between Premcor and Valero or any officer or director of Valero or any associate of any such officer or director, and the nature of Valero's and Premcor's businesses.

         The cash portion of the merger consideration was paid or will be paid by Valero to former Premcor stockholders using a combination of (a) cash on hand and (b)proceeds from Valero's $2,000,000,000 5-Year Term Credit Agreement (the "Credit Agreement"), dated as of August 17, 2005 among Valero, Bank of America, N.A. (as Administrative Agent), and the several banks and financial institutions participating in the Credit Agreement.

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
ITEM 9.01.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a) Financial statements of businesses acquired.

             To be filed by amendment to this Current Report on Form 8-K.

         (b) Pro forma financial information.

             To be filed by amendment to this Current Report on Form 8-K.

         (c) EXHIBITS. The following exhibits are filed as part of this report:

              99.1 Press Release, dated September 1, 2005, of Valero Energy Corporation

              99.2 Press Release, dated September 2, 2005 of Valero Energy Corporation





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
                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 2, 2005               VALERO ENERGY CORPORATION


                                        By:   /s/ Jay D. Browning
                                          ------------------------------------
                                          Name:   Jay D. Browning
                                          Title:  Vice President - Corporate Law
                                                  and  Secretary





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



                                  EXHIBIT INDEX

EXHIBIT
NUMBER                DESCRIPTION


     99.1             Press Release, dated September 1, 2005, of Valero Energy
                      Corporation


     99.2             Press Release, dated September 2, 2005 of Valero Energy
                      Corporation










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